Interest expense (Tables)	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Summary of Interest Expense

$ million
	2024	2023	2022
Interest incurred and similar charges	2,800	2,669	1,971
Interest expense related to leases	1,722	1,772	1,724
Less: interest capitalised	(638)	(532)	(950)
Other net (gains)/losses on fair value and cash flow hedges of debt	(71)	45	(71)
Accretion expense	974	719	507
Total	4,787	4,673	3,181